UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700		75039
Irving, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 24, 2007, DG FastChannel, Inc. (“DG FastChannel”), announced that it had entered into an Agreement and Plan of Merger (“Merger Agreement”) to acquire privately-held Pathfire, Inc. (“Pathfire”). On June 4, 2007, the merger was consummated, pursuant to which Pathfire became a wholly owned subsidiary of DG FastChannel. As consideration for the transaction, DG FastChannel paid $30 million financed from cash on hand and through borrowings under its existing credit facility.

A press release announcing the foregoing transaction was released on June 5, 2007 and is Exhibit 99.4 to this filing.

Additional Information

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer will only be made through a prospectus, which is part of a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by DG FastChannel. DG FastChannel will also file with the SEC a Schedule TO, and Point.360 will file a solicitation/recommendation statement on Schedule 14D-9, in each case with respect to the Offer. DG FastChannel and Point.360 expect to mail a prospectus of DG FastChannel and related exchange offer materials, as well as the Schedule 14D-9, to Point.360 shareholders. In addition, in connection with the Spin-Off, New 360 expects to file a registration statement on Form 10 with the SEC and mail a prospectus of New 360 to Point.360 shareholders. Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the Merger Agreement and the Contribution Agreement when they become available because these documents will contain important information relating to such transactions. Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by DG FastChannel or Point.360, at the SEC’s website at www.sec.gov.

Item 7.01               Regulation FD Disclosure

See above

Safe Harbor for Forward-Looking Statements

Statements in this Form 8-K may contain certain forward-looking statements relating to DG FastChannel and its expectations for the proposed acquisition of the Pathfire and Point.360 advertising distribution operations.  All statements included in this Form 8-K concerning activities, events or developments that DG FastChannel expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that either or both of the Pathfire and Point.360 acquisitions will not close because of a failure to satisfy one or more of the closing conditions; the risk that DG FastChannel’s business will have been adversely impacted during the pendency of the Pathfire or Point.360 acquisitions; the risk that either or both of Pathfire’s and Point.360’s respective operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from either or both of the Pathfire and Point.360 acquisitions may not be fully realized, realized at all or take longer to realize than anticipated.  Additional information on these and other risks, uncertainties and factors is included in DG FastChannel’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01               Financial Statements and Exhibits

(a) Financial statements of business acquired.

The financial statements required by this item are incorporated by reference to Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

(b) Pro forma financial information.

The pro forma financial statements required by this item are incorporated by reference to Exhibit 99.3 to this Current Report on Form 8-K.

(d) Exhibits

99.1	Audited Financial Statements of Pathfire, Inc.

99.2	Unaudited Interim Financial Statements of Pathfire, Inc.

99.3	Combined Company Unaudited Pro Forma Condensed Consolidated Financial Information.

99.4	Press release, dated June 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

	By:	/s/ OMAR A. CHOUCAIR
Name: Omar A. Choucair
Title: Chief Financial Officer

Date: November 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Financial Statements of Pathfire, Inc.

99.2	Unaudited Interim Financial Statements of Pathfire, Inc.

99.3	Combined Company Unaudited Pro Forma Condensed Consolidated Financial Information.

99.4	Press release, dated June 5, 2007.